Exhibit 10.8

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

FINDER'S FEE AGREEMENT

This FINDER’S FEE AGREEMENT (the "Agreement") is made as of the 1st day of March, 2007 between ARKANOVA ENERGY CORPORATION (the "Company"), whose address is Suite 1650-200, Burrard Street, Vancouver, British Columbia, Canada V6C 3L6 and __________________________________________________ (the "Finder"), whose address is __________________________________________________________.

1.             PAYMENT OF CASH FEE

1.1           In consideration for certain capital raising services provided by the Finder, the Company hereby agrees to pay the Finder a cash fee (the “Cash Fee”) of $

2.             ISSUANCE OF WARRANTS

2.1           In further consideration for certain capital raising services provided by the Finder, the Company hereby grants ______________________ common share purchase warrants (the "Warrants") to the Finder, with each Warrant entitling the Finder to purchase one common share (each, a "Warrant Share") in the capital of the Company at an exercise price of US$1.00 per Warrant Share from March 1, 2008 until 5:00 p.m. (Pacific Time) on March 1, 2010, at which time any unexercised Warrants will expire. Certificate(s) representing the Warrants will be in the form attached as Schedule A.

2.2           The Warrants and the Warrant Shares are collectively referred to in this Agreement as the "Securities".

3.             DELIVERIES BY THE FINDER

3.1           The Finder must complete, sign and return to the Company two (2) executed copies of this Agreement, the BC Accredited Investor Questionnaire (the “BC Questionnaire”) set out in Schedule B and the U.S. Accredited Investor Questionnaire (the “US Questionnaire”) set out in Schedule C, and shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

4.             ACKNOWLEDGEMENTS OF THE FINDER

4.1           The Finder acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	the Finder has received and carefully read this Agreement;

(c)

the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation (collectively, the “Public Record”);

(d)	there are risks associated with the Securities, as more fully discussed in certain information forming part of the Public Record;

(e)

the Finder and the Finder's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the issuance of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Finders during reasonable business hours at its principal place of business and that all documents, records and books in connection with the issuance of the Securities hereunder have been made available for inspection by the Finder, the Finder's attorney and/or advisor(s);

(g)

all of the information which the Finder has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Company, the Finder will immediately provide the Company with such information;

(h)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Finder contained in this Agreement and the Finder will hold harmless the Company from any loss or damage it may suffer as a result of the Finder's failure to correctly complete this Agreement;

(i)

the Finder will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Finder contained herein or in any document furnished by the Finder to the Company in connection herewith being untrue in any material respect or any breach or failure by the Finder to comply with any covenant or agreement made by the Finder to the Company in connection therewith;

(j)

the Finder has been advised to consult the Finder's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Finder is resident in connection with the distribution of the Securities hereunder, and

	(ii)	applicable resale restrictions;

(k)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Finder contained in this Agreement and the US Questionnaire and the BC Questionnaire, as applicable (the US Questionnaire and the BC Questionnaire collectively referred to as the "Questionnaires"), and the Finder will hold harmless the Company from any loss or damage it may suffer as a result of the Finder's failure to correctly complete this Subscription and the Questionnaires, as applicable;

(l)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Finder that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common Securities of the Company on the OTC Bulletin Board;

(m)

the Company will refuse to register the transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(n)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or has reviewed any documents in connection with the sale of the Securities hereunder;

(o)	there is no government or other insurance covering any of the Securities;

(p)

the payment of the Cash Fee and the issuance of the Securities to the Finder will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company; and

(q)	this Agreement is not enforceable by the Finder unless it has been accepted by the Company.

5.             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FINDER

5.1           The Finder hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive for a period as set out in section 5.1 hereof) that:

(a)	the Finder is an “accredited investor” as that term is defined in Regulation D promulgated under the 1933 Act and an “accredited investor” as that term is defined in National Instrument 45-106;

(b)	the Finder is resident in the jurisdiction set out on the front page of this Agreement;

(c)	the Finder is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(d)

the Finder has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Finder's decision to invest in the Securities and the Company;

(e)	the Finder has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

(f)

the Finder understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(g)

the Finder has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Finder is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Finder;

(h)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Finder or of any agreement, written or oral, to which the Finder may be a party or by which the Finder is or may be bound;

(i)	the Finder has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Finder enforceable against the Finder;

(j)

the Finder is not an underwriter of, or dealer in, the common shares of the Company, nor is the Finder participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k)

the Finder understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(l)

the Finder understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(m)

the Finder (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(n)

if the Finder is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account;

(o)

the Finder understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgments, representations and agreements contained in Sections 3 and 4 hereof and agrees that if any of such acknowledgments, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(p)

all information contained in the Questionnaires, as applicable, are complete and accurate and may be relied upon by the Company, and the Finder will notify the Company immediately of any material change in any such information occurring prior to the exercise of the Warrants;

(q)

the Finder has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Finder is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaires, as applicable;

(r)	the Finder understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Finder shall promptly notify the Company;

(s)

the Finder is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(t)	no person has made to the Finder any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities,

	(ii)	that any person will refund the purchase price of any of the Securities,

	(iii)	as to the future price or value of any of the Securities, or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

5.2           In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

6.             REGISTRATION

6.1           In the event the Company elects to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") (other than a registration statement on Form S-8 or Form S-4), the Company may, in its absolute discretion, register all or any of the Warrant Shares (the "Registrable Securities") in the Registration Statement.

6.2           If the Company elects to register the Registrable Securities, the Company will furnish the Finder with written notice as soon as practicable but in no event less than ten (10) business days prior to the proposed filing date of the Registration Statement (the "Registration Notice"). The Finder will exercise the right provided for herein by providing written notice to the Company within five (5) business days of receipt of the Registration Notice (the "Rights Notice"). Upon receipt of the Rights Notice, the Company may include and register the Registrable Securities in the Registration Statement.

6.3           To register the Registrable Securities, the Finder must furnish to the Company such information regarding itself, the Registrable Securities to be sold by the Finder, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

6.4           If the Company receives a comment from the SEC which effectively results in the Company having to reduce the number of Registrable Shares included on such Registration Statement, the Finder acknowledges that the Company may, in its sole discretion, reduce the number of Registrable Shares to be included in such Registration Statement.

6.5           In the event the Registrable Shares are included in the Registration Statement, then:

(a)

To the extent permitted by law, the Company will indemnify, defend, and hold harmless the Finder, the members, managers, officers, directors and agents of the Finder against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act or any similar federal statute, and the rules and regulations of the SEC thereunder, as shall be in effect at the time, the Securities Exchange Act of 1934 as amended (the "1934 Act"), or any similar federal statute, and the rules and regulations of the SEC thereunder, as shall be in effect at the time, or other federal, provincial and state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state or provincial securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state or provincial securities law; provided, however, that the indemnity agreement contained in this section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Finder.

(b)

To the extent permitted by law, the Finder will indemnify, defend and hold harmless the Company, its officers, directors and agents against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act, or other federal, provincial and state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation that occurs as a result of the Company’s reliance upon information furnished by the Finder for use in connection with a registration effected pursuant to this Agreement; provided, however, that the indemnity agreement contained in this subsection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Finder, which consent shall not be unreasonably withheld, nor shall the Finder be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Company.

(c)

Promptly after receipt by a party entitled to be indemnified under this section (the "Indemnitee") of notice of the commencement of any action (including any governmental action), the Indemnitee will, if a claim in respect thereof is to be made against the party obligated to indemnify the Indemnitee under this section (the "Indemnitor"), deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in, and to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that the Indemnitee shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnitor, if representation of the Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnitee under this section, but the omission so to deliver written notice to the Indemnitor will not relieve it of any liability that it may have to the Indemnitee otherwise than under this section.

7.             BROKER DEALER REGISTRATION

7.1           Finder represents and warrants to the Company that the nature of its business, and the performance of its services to the Company in connection with the payment of the Cash Fee and the issuance of the Securities, does not require it to be registered as a broker-dealer pursuant to the Securities Exchange Act of 1934, as amended, or pursuant to the securities laws of any state or other jurisdiction in which Finder proposes to offer the Securities. Finder agrees to provide the Company with reasonable assistance relating to any registration, qualification or other requirements of applicable securities laws and other regulatory matters (at no cost to the Company), and Finder shall indemnify the Company against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs (including all out of pocket legal costs), losses and expenses, including any payment made in good faith in settlement of any claim, incurred by the Company as a result of the failure of Finder to be appropriately registered as a broker-dealer.

8.             REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

8.1           The Finder acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Finder's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Finder further agrees that by accepting delivery of the certificates representing the Securities on the date hereof, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the date hereof and that they will survive the acquisition by the Finder of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Finder of such Securities.

9.             RESALE RESTRICTIONS

9.1           The Finder acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Finder or proposed transferee. The Finder acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

10.           BRITISH COLUMBIA RESALE RESTRICTION

10.1         The Finder acknowledges that the Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) (the "BC Act") and the rules made thereunder.

10.2         Pursuant to National Instrument 45-102, as adopted by the British Columbia Securities Commission, a subsequent trade in the Securities will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the BC Act) unless certain conditions are met, which conditions include a hold period (the "Canadian Hold Period") that shall have elapsed from the date on which the Securities were issued to the Finder and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend (the "Canadian Legend").

10.3         By executing and delivering this Agreement, the Finder will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Finder.

10.4         As a consequence, the Finder will not be able to rely on the resale provisions of National Instrument 45-102, and any subsequent trade in any of the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

11.          ACKNOWLEDGEMENT AND WAIVER

11.1        The Finder has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information. The Finder hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Finder might be entitled in connection with the distribution of any of the Securities.

12.           LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

12.1          The Finder hereby acknowledges that upon the issuance of the Securities, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

12.2          The Finder hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

13.           COSTS

13.1          The Finder acknowledges and agrees that all costs and expenses incurred by the Finder (including any fees and disbursements of any special counsel retained by the Finder) relating to the purchase of the Securities shall be borne by the Finder.

14.           OVERNING LAW

14.1          This Agreement is governed by the laws of the Province of British Columbia and the federal laws applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia with respect to any legal proceedings arising here from.

15.           SURVIVAL

15.1          This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Finder pursuant hereto.

16.           ASSIGNMENT

16.1          This Agreement is not transferable or assignable.

17.           EXECUTION

17.1          The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Finder and the Company in accordance with the terms hereof.

18.           SEVERABILITY

18.1          The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19.           ENTIRE AGREEMENT

19.1          Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20.           NOTICES

20.1          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Finder and the Company shall be directed to it at the respective addresses on page 1 of this Agreement.

21.           COUNTERPARTS

21.1          21.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

[The remainder of this page left intentionally blank]

IN WITNESS WHEREOF the Finder has duly executed this Agreement as of the date of acceptance by the Company.

(Name of Finder – Please type or print)

(Signature and, if applicable, Office)

(Address of Finder)

(City, State or Province, Postal Code of Finder)

(Country of Finder)

A C C E P T A N C E

The above-mentioned Agreement in respect of the Securities is hereby accepted by ARKANOVA ENERGY CORPORATION.

DATED March 1, 2007.

ARKANOVA ENERGY CORPORATION

Per:___________________________________________________
       Authorized Signatory

SCHEDULE A

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 5:00 P.M. (VANCOUVER TIME) ON MARCH 1, 2010.

SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF
ARKANOVA ENERGY CORPORATION

THIS IS TO CERTIFY THAT ____________________, (the “Holder”) of _______________________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ____________________________ fully paid and non-assessable common shares (the “Shares”) in the capital of ARKANOVA ENERGY CORPORATION (the “Company”) for the term from March 1, 2008 until 5:00 p.m. (Vancouver time) on March 1, 2010 (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$1.00 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ___________________________ WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this 1st day of March, 2007.

ARKANOVA ENERGY CORPORATION

Per:___________________________________________________
       Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S.

PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

APPENDIX “A”

TERMS AND CONDITIONS dated March 1, 2007, attached to the Warrants issued by ARKANOVA ENERGY CORPORATION.

1.           INTERPRETATION

1.1          Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Company” means ARKANOVA ENERGY CORPORATION until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(b)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(c)

“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)

“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g)	“Warrant Holders” or “Holders” means the holders of the Warrants; and

(h)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2          Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3          Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4          Applicable Law

The Warrants will be construed in accordance with the laws of the Province of British Columbia.

2.           ISSUE OF WARRANTS

2.1          Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2          Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3          Issue in substitution for Lost Warrants

(a)

In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4          Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.           NOTICE

3.1          Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2          Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

ARKANOVA ENERGY CORPORATION
Suite 1650 – 200 Burrard Street
Vancouver, British Columbia
V6C 3L6

Attention: President

Fax No. (604) 484-6333

with a copy to:

Clark Wilson LLP
Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, British Columbia
Canada V6C 3H1

Attention: Cam McTavish

Fax: (604) 687-6314

4.           EXERCISE OF WARRANTS

4.1          Method of Exercise of Warrants

(a)

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto as Appendix "B" and a bank draft or certified cheque payable to the Company for the purchase price in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 23.2.

(b)

If at any time after one year from the date of issuance of this Warrant there is no effective registration statement registering the resale of the shares underlying this Warrant by the Holder at such time, and provided that, if requested by the Company, the Holder provides the information to the Company set out in section 5.3 of the Finder's Fee Agreement dated March 1, 2007, this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the closing bid price of the shares on the trading day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant, as adjusted; and

(X) =	the number of shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

4.2          Effect of Exercise of Warrants

(a)

Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3          Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4          Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5          Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6          Time of Essence Time will be of the essence hereof. 24.7 Subscription Price

Each Warrant is exercisable at a price per share (the “Exercise Price”) of US$1.00. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8          Adjustment of Exercise Price

(a)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i)

If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

	(ii)	In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 24.8(a)(ii) .

(b)

The adjustments provided for in this Section 24.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9          Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants registered with the Public Company Accounting Oversight Board that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.           WAIVER OF CERTAIN RIGHTS

5.1          Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.           MODIFICATION OF TERMS, MERGER, SUCCESSORS

6.1          Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2          Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

ARKANOVA ENERGY CORPORATION

By::___________________________________________________
       Authorized Signatory

APPENDIX B

WARRANT EXERCISE FORM

TO:	ARKANOVA ENERGY CORPORATION
Suite 1650 – 200 Burrard Street
Vancouver, British Columbia
V6C 3L6

The undersigned Holder of the within Warrants hereby subscribes for ___________________ common shares (the “Shares”) of ARKANOVA ENERGY CORPORATION (the “Company) pursuant to the within Warrants at US$1.00 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares. The undersigned Holder represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Finder’s Fee Agreement between the Company and the undersigned Holder pursuant to which these Warrants were issued are true and accurate. The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _____ day of ______________________, 200___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

SCHEDULE B

BRITISH COLUMBIA ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

The purpose of this BC Questionnaire is to assure the Company that the Finder will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this BC Questionnaire for the purposes of such determination.

The Finder covenants, represents and warrants to the Company that:

1.

The Finder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Agreement and the Finder is able to bear the economic risk of loss arising from such transactions;

2.	The Finder satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]

(a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

	[ ]	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

	[ ]	(d) a person, other than a person or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements; or

	[ ]	(e) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Finder acknowledges and agrees that the Finder may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Finder's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this BC Questionnaire as of the ________ day of __________________, 2007.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity

SCHEDULE C

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription.

The Finder covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Finder satisfies.)

__________	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

__________	Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

__________	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

__________	Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

__________	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

__________	Category 6	A director or executive officer of the Company.

__________	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

2

__________	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

The Finder hereby certifies that the information contained in this US Questionnaire is complete and accurate and the Finder will notify the Company promptly of any change in any such information. If this US Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Finder represents that it has the authority to execute and deliver this US Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this US Questionnaire as of the ___ day of _______________, 2007.

If a Corporation, Partnership or Other	If an Individual:
Entity:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No. (if applicable)